Exhibit 10.12

Amendment to Convertible Promissory note dated July 2, 2012 between Star Financial Corporation & Epazz, Inc.

Interest rate change: from no interest to an interest rate of 10%

The parties hereby indicate by their signatures below that they have read and agree with the modification to the promissory note.

Lender Information
Star Financial Corporation

Sign: /s/ Fay Passley
Fay Passley, President
July 2, 2012

Borrow Information
Epazz, Inc.
309 W. Washington St. Suite 1225
Chicago, IL 60606

Sign: /s/ Shaun Passley
Shaun Passley, CEO
July 2, 2012